Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

Note 13. Related Party Transactions

Amounts due to MRD Holdco and certain affiliates of NGP at December 31, 2015 and 2014 are presented as “Accounts payable – affiliates” in the accompanying balance sheets.

NGP Affiliated Companies

During the year ended December 31, 2015, we paid approximately $8.5 million to Cretic Energy Services, LLC, an NGP affiliated company, for services related to our drilling and completion activities.

During the year ended December 31, 2015, we paid approximately $2.3 million to Multi-Shot, LLC, an NGP affiliated company, for services related to our drilling and completion activities, of which $0.3 million was attributable to discontinued operations.

Net Profits Interest Sold to NGP

Upon the completion of the 2010 Petrohawk and Clayton Williams acquisitions, WildHorse Resources sold a net profits interest in these properties to NGPCIF. Upon the acquisition of the Petrohawk properties WildHorse Resources immediately sold a net profits interest of 6.25% for all producing well bores and the right to participate in a 3.125% net profits interest in non-producing wellbores for the subject area for $19.5 million, or $19.1 million after adjustments. Upon the acquisition of the Clayton Williams properties, WildHorse Resources immediately sold a net profits interest of 23.5% for all producing wellbores and the right to participate in a 10.0% net profits interest in non-producing wellbores for the subject area for $19.8 million, or $19.9 million after adjustments. No gain or loss was recorded from these two transactions.

The net profits agreements for these transactions provided for a fixed fee of $20,000 per month for overhead and management in lieu of COPAS (Council of Petroleum Accountants Societies) billings. The net profits agreements did not provide for an overhead adjustment factor for this monthly charge, as suggested by COPAS. Quarterly net payments were made to NGPCIF for its net profits interest in the Petrohawk and Clayton Williams acquisitions. The net payments included credits for revenue receipts which were offset with production costs, capital expenditures and the management fee and were adjusted for any acquisition settlements received or paid and any other miscellaneous adjustments. As required by such agreements, WildHorse Resources could not collect funds owed by NGPCIF to WildHorse Resources, but WildHorse Resources could net amounts due from future quarterly payments.

As a result of these transactions, WildHorse Resources paid NGPCIF a total of $2.6 million during 2013. NGPCIF owed WildHorse Resources $0.2 million at December 31, 2013.

NGPCIF NPI Acquisition

WildHorse Resources repurchased the net profits interests discussed above from NGPCIF on February 28, 2014 for a purchase price of $63.4 million (see Note 1). This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. WildHorse Resources recorded the following net assets (in thousands):

Accounts receivable	$2,274
Oil and natural gas properties, net	40,056
Accrued liabilities	(297)
Asset retirement obligations	(277)
Net assets	$41,756

Due to common control considerations, the difference between the purchase price and the net assets acquired are reflected within equity as a deemed distribution to NGP affiliates.

Transactions Between the Previous Owners and NGP Affiliates

The previous owners sold certain interests in oil and gas properties offshore Louisiana on October 11, 2012. The remaining proceeds of approximately $2.0 million were released from escrow in April 2013, which is reflected as a component of net cash provided by discontinued operations from financing activities as presented on our cash flow statement.

October 2013 Cinco Group Acquisition

On October 1, 2013, MEMP acquired, through equity and asset transactions, oil and natural gas properties primarily in the Permian Basin, East Texas and the Rockies from MRD LLC and certain affiliates of NGP for an aggregate purchase price of approximately $603 million (subject to customary post-closing adjustments), of which $507.1 million was received by certain affiliates of NGP and included as a component of discontinued operation on the statement of cash flows. We refer to this transaction as the “Cinco Group acquisition.” The Cinco Group acquisition was funded with borrowings under MEMP’s revolving credit facility, which is also included in discontinued operations. The Cinco Group acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. The net assets acquired were as follows (in thousands):

Cash and cash equivalents	$2,820
Accounts receivable	5,184
Prepaid expenses and other current assets	1,454
Oil and natural gas properties, net	342,759
Long-term derivative instruments, net	(826)
Other long-term assets	344
Accounts payable	(2,346)
Revenue payable	(2,910)
Accrued liabilities	(1,799)
Short-term derivative instruments, net	(1,828)
Asset retirement obligations	(9,606)
Credit facilities	(151,690)
Net assets	$181,556

Other Acquisitions or Dispositions

On November 2, 2015, in connection with an auction process administered by a third-party, MEMP divested certain oil and gas properties in the Permian Basin to an affiliate of NGP for a purchase price of approximately $0.9 million. Due to common control considerations, the proceeds from the sale exceeded the net book value of the properties by $0.7 million and is recognized as a contribution in the equity statement.

On March 10, 2014, BlueStone sold certain interests in oil and gas properties in McMullen, Webb, Zapata, and Hidalgo Counties located in South Texas to BlueStone Natural Resources II, LLC, an NGP controlled entity. Total cash consideration received by BlueStone was approximately $1.2 million, which exceeded the net book value of the properties sold by $0.5 million. Due to common control considerations, the $0.5 million was recognized in the equity statement as a contribution.

On March 28, 2014, MRD Royalty acquired certain interests in oil and gas properties in Gonzales and Karnes Counties located in South Texas from Propel Energy for $3.3 million.

On June 18, 2014, in connection with our initial public offering and the related restructuring transactions (see Note 1), WHR Management Company was sold by WildHorse Resources to an affiliate of the Funds for net book value. The net book value of the assets sold was as follows (in thousands):

Cash and cash equivalents	$33,001
Restricted cash	300
Accounts receivable	5,256
Prepaid expenses and other current assets	379
Property, plant and equipment, net	3,410
Other long-term assets	4
Accounts payable	(19,959)
Accounts payable - affiliates	(17,099)
Accrued liabilities	(5,061)
Net assets	$231

Related Party Agreements

We and certain of our affiliates have entered into various documents and agreements. These agreements have been negotiated among affiliated parties and, consequently, are not the result of arm’s-length negotiations.

Registration Rights Agreement

In connection with the closing of our initial public offering, we entered into a registration rights agreement with MRD Holdco and former management members of WildHorse Resources, Jay Graham (“Graham”) and Anthony Bahr (“Bahr”). Pursuant to the registration rights agreement, we have agreed to register the sale of shares of our common stock under certain circumstances.

Voting Agreement

In connection with the closing of our initial public offering, we entered into a voting agreement with MRD Holdco, WHR Incentive LLC, a limited liability company beneficially owned by Messrs. Bahr and Graham, and certain former management members of WildHorse Resources, including Graham, who contributed their ownership of WildHorse Resources to us in the restructuring transactions. Among other things, the voting agreement provides that Graham and those former management members of WildHorse Resources will vote all of their shares of our common stock as directed by MRD Holdco.

The voting agreement also provides MRD Holdco with the right to designate up to three nominees to the Board, provided that such number of nominees shall be reduced to two, one and zero if the Funds and their affiliates collectively own less than 35%, 15%, and 5% respectively, of the outstanding shares of our common stock. The voting agreement also requires us and the stockholders party thereto to take all necessary actions, to the fullest extent permitted by applicable law (including with respect to any fiduciary duties under Delaware law), including voting their shares of our common stock, to cause the election of the nominees designated by MRD Holdco. In addition, the voting agreement provides that for so long as MRD Holdco has the right to designate two directors to the Board, we will cause any committee of the Board to include in its membership at least one director designated by MRD Holdco, except to the extent that such membership would violate applicable securities laws or stock exchange rules.

Services Agreement

In connection with the closing of our initial public offering, we entered into a services agreement with WildHorse Resources and WHR Management Company, pursuant to which WHR Management Company agreed to provide operating and administrative services to us for twelve months relating to the Terryville Complex. In exchange for such services, we paid a monthly management fee to WHR Management Company of approximately $1.0 million excluding third party COPAS income credits.

Upon the closing of our initial public offering, WHR Management Company became a subsidiary of WildHorse Resources II, LLC, an affiliate of the Company. NGP, Graham and certain former management members of WildHorse Resources own WHR II.

The services agreement was terminated effective March 1, 2015.

WildHorse Management Services Agreement

WHR II is an independent energy company engaged in the acquisition, exploration, and development of natural gas and crude oil properties. WHR II is a related party and was organized in the State of Delaware on June 3, 2013. A management services agreement was executed on August 8, 2013, where WildHorse Resources provided general, administrative and employee services to WHR II. On August 8, 2013, a management agreement between WildHorse Resources and WHR II was executed where WildHorse was appointed the manager for WHR II with responsibilities included administrative and land services, operator services and financial and accounting services. As operator, WildHorse Resources received operated and non-operated revenues on behalf of WHR II and billed and received joint interest billings. In addition, WildHorse Resources paid for lease operating expenses and drilling costs on behalf of WHR II. On August 8, 2013, an asset and cost sharing agreement between WildHorse Resources and WHR II was executed. As part of the agreement, shared WildHorse Resources costs were allocated between WildHorse Resources and WHR II in accordance with a sharing ratio. The sharing ratio is based on the previous quarter’s capital expenditures and number of operated wells. Company specific costs were billed directly to the appropriate entity. As a result of these agreements, WildHorse Resources received net payments of $4.4 million from WHR II in 2013. WildHorse Resources owed WHR II $2.4 million as of December 31, 2013.  These agreements were terminated in connection with our initial public offering.

Cinco Group Transition Service Agreements

MEMP entered into transition service agreements with Propel Energy, Stanolind, and Boaz Energy Partners to provide operating and administrative services to MEMP with respect to the acquired properties. The term of these agreements were from October 1, 2013 through February 28, 2014. MEMP paid transition service fees of approximately $0.8 million in the aggregate under these agreements.

Other Agreements

Certain of the Cinco Group entities entered into advisory service, reimbursement, and indemnification agreements with NGP. These agreements generally required that an annual advisory fee be paid to NGP. Fees paid under these agreements for the year ended December 31, 2013 were approximately $0.3 million.

Midstream Agreements

Prior to our initial public offering, we entered into various midstream service agreements with affiliates of PennTex Midstream Partners, LP (“PennTex”), an affiliate of NGP, for the gathering, processing and transportation of natural gas and NGLs.  Additionally, we entered into an area of mutual interest and exclusivity agreement (“AMI”) with PennTex pursuant to which PennTex has the exclusive right to provide midstream services to support our current and future production in North Louisiana on our operated acreage within such area (other than production subject to existing third-party commitments).

PennTex is a publicly traded master limited partnership.  MRD Midstream LLC (“MRD Midstream”), a wholly-owned subsidiary of MRD Holdco, has ownership interests in both PennTex and its general partner. In addition to a 5.25% membership interest in PennTex’s general partner, MRD Midstream also owns approximately 18.4% of PennTex’s limited partner interests and 5.25% of its incentive distribution rights.

The amended and restated gas processing agreement, (“GPA”) has a 15-year primary term, subject to one-year extensions at either party’s election.  Processing fees under the GPA are subject to annual inflation escalators. Under the GPA, the Company has agreed to deliver a minimum volume of gas for processing through the term of the agreement measured on a cumulative basis based on specified daily minimum volume thresholds. Any volumes of gas delivered up to the then-applicable daily minimum volume threshold are considered firm reserved gas and are charged the firm fixed-commitment fee, and any volumes delivered in excess of such threshold are considered interruptible volumes and are charged the interruptible-service fixed fee.  Pursuant to the GPA, any deficiency payments made by the Company under the GPA will be treated as prepaid processing fees by PennTex (except for the June 2015 deficiency payment). These charges do not expire until the end of the primary term of the GPA.  Quarterly deficiency payments are based on the firm-commitment fixed fee. The following table summarizes the minimum volume commitment (“MVC”) and fees associated with the GPA.

Period	MVC (MMBtu/d)	Firm Fee ($/MMBtu)	Interruptible Fee ($/MMBtu)
June 1, 2015 to September 30, 2015	115,000	0.435	0.470
October 1, 2015 to June 30, 2016	345,000	0.435	0.470
July 1, 2016 to June 30, 2026 (1)	460,000	0.435	0.350
July 1, 2026 to June 1, 2030	345,000	0.435	0.350
June 2, 2030 to October 1, 2030	115,000	0.435	0.350

(1)	The firm fee is reduced to $0.35 $/MMBtu for volumes in excess of 345,000 MMBtu/d.

The gas gathering agreement, as amended, (“GGA”) has a 15-year primary term, subject to one-year extensions at either party’s election. The Company pays fees for gathering services provided by PennTex, including a firm capacity reservation payment through November 30, 2019 and a usage fee component that is subject to a minimum volume commitment. The GGA also has an annual “use it or lose it” deficiency provision that is based on the usage fee.  The minimum volume commitment under the GGA is linked to the minimum volume commitment under the GPA.

Period	MVC (MMBtu/d)	Firm Fee ($/MMBtu)	Usage Fee ($/MMBtu)
June 1, 2015 to November 30, 2019	460,000	0.03	n/a
June 1, 2015 to September 30, 2015	115,000	n/a	0.02
October 1, 2015 to June 30, 2016	345,000	n/a	0.02
July 1, 2016 to November 30, 2019	460,000	n/a	0.02
December 1, 2019 to June 30, 2026	460,000	n/a	0.05
July 1, 2026 to June 1, 2030	345,000	n/a	0.05

The gas transportation agreement, as amended, (“GTA”) has a 15-year primary term, subject to one-year extensions at either party’s election.  The GTA provides for the transportation of residue gas through PennTex’s residue gas pipeline from the outlet of their processing plants to delivery points at interconnections with third-party natural gas transportation pipelines.  The Company pays a usage fee for all volumes transported under the GTA. The GTA includes a plant tailgate dedication pursuant to which all of the Company’s residue gas produced from the PennTex’s processing plants are delivered for transportation on their residue gas pipeline.  The GTA also includes a fixed monthly demand charge to provide priority firm service.  The following table summarizes the fees associated with the GTA:

Period	Demand Fee ($/month)	Usage Fee ($/MMBtu)
June 1, 2015 to June 1, 2030	n/a	0.04
January 1, 2016 to December 31, 2025	360,000	n/a

The transportation services agreement (“TSA”) provides for the transportation of NGLs through PennTex’s NGL pipeline from the outlet of their processing plants to a third party delivery point. The Company pays a usage fee for all volumes transported under the TSA. The TSA includes a plant tailgate dedication pursuant to which all of the Company’s NGLs produced from PennTex’s processing plants are delivered for transportation on the its NGL pipeline. The following table summarizes the fees associated with the TSA:

Period	Usage Fee ($/gallon)
October 1, 2015 to October 1, 2030	0.04

All net costs associated with these agreements are reflected in the statement of operations in the “Gathering processing, and transportation – affiliate” line.

Classic Pipeline Gas Gathering Agreement & Water Disposal Agreement

On November 1, 2011, Classic Hydrocarbons Operating, LLC (“Classic Operating”), which became our wholly-owned subsidiary in connection with the restructuring transactions, and Classic Pipeline entered into a gas gathering agreement. Pursuant to the gas gathering agreement, Classic Operating dedicated to Classic Pipeline all of the natural gas produced (up to 50,000 MMBtus per day) on the properties operated by Classic Operating within certain counties in Texas through 2020, subject to one-year extensions at either party’s election. On May 1, 2014, Classic Operating and Classic Pipeline amended the gas gathering agreement with respect to Classic Operating’s remaining assets located in Panola and Shelby Counties, Texas. Under the amended gas gathering agreement, Classic Operating agreed to pay a fee of (i) $0.30 per MMBtu, subject to an annual 3.5% inflationary escalation, based on volumes of natural gas delivered and processed, and (ii) $0.07 per MMBtu per stage of compression plus its allocated share of compressor fuel. The amended gas gathering agreement had a term until December 31, 2023, subject to one-year extensions at either party’s election. The amended gas gather agreement was terminated in November 2015 in connection with a third party’s acquisition of Classic Pipeline’s Joaquin gathering system.

On May 1, 2014, Classic Operating and Classic Pipeline entered into a water disposal agreement. The water disposal agreement had a three-year term, subject to one-year extensions at either party’s election. Under the water disposal agreement, Classic Operating agreed to pay a fee of $1.10 per barrel for each barrel of water delivered to Classic Pipeline. Effective July, 1 2015, the fee was reduced to $0.40 per barrel for each barrel of water delivered to Classic Pipeline.

In February 2015, Classic sold all of the equity interests owned by it in Classic Operating to Memorial Production Operating LLC (“OLLC”), a wholly-owned subsidiary of MEMP, and Classic and Classic GP were merged into MRD Operating in March 2015.

Classic Pipeline assigned its saltwater disposal system to OLLC in November 2015. Due to common control considerations, we recorded the receipt of this asset at historical cost and recognized approximately $2.1 million as a contribution in the equity statement.

For the years ended December 31, 2015, 2014 and 2013, MEMP incurred gathering and salt water disposal fees of approximately $3.6 million, $1.8 million and $0.6 million, respectively, from Classic Pipeline, an affiliate. These fees are a component of net income (loss) from discontinued operations as presented on our statement of operations.